                                                                   EXHIBIT 10.1



                           THIRD AMENDMENT AGREEMENT


         This Third Amendment Agreement, dated as of May 30, 2000 (this "Agreement"), is among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), WESTPOINT STEVENS (UK) LIMITED, WESTPOINT STEVENS (EUROPE) LIMITED, each of the Banks signatories hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the "Agent").

                                   RECITALS:

         A. Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998 among the Borrower, WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (collectively, the "Foreign Borrowers"), the lending and financial institutions party thereto (the "Original Banks"), and the Agent, as amended by that certain letter agreement dated as of June 10, 1998 among the Borrower, the Foreign Borrowers, the Existing Banks, and the Agent (as amended, the "Original Credit Agreement"), the Original Banks agreed to make revolving loan and letter of credit facilities available to the Borrower and the Foreign Borrowers.

         B. Pursuant to that certain Amendment Agreement (the "First Amendment"), dated as of July 31, 1998, by and among the Borrower, the Foreign Borrowers, the Original Banks parties thereto, the Agent, and National Westminster Bank PLC ("Natwest"), the Original Credit Agreement was amended to increase the aggregate Revolving Committed Amount from $550,000,000 to $575,000,000, and to add Natwest as a Bank under the Original Credit Agreement (as amended by the First Amendment, the "First Amended Credit Agreement").

         C. Pursuant to that certain Second Amendment Agreement (the "Second Amendment"), dated as of May 20, 1999, by and among the Borrower, the Foreign Borrowers, the Banks parties thereto, and the Agent, the First Amended Credit Agreement was amended to increase the aggregate Revolving Committed Amount to $800,000,000 by increasing the Revolving Commitment of certain consenting Banks (as amended by the Second Amendment, the "Second Amended Credit Agreement").

         D. By separate letter agreements dated June, 30, 1998, October 7, 1998, March 16, 1999, August 31, 1999, and November 15, 1999, the Borrower, the Foreign Borrowers, the Required Banks, and the Agent have amended the definitions of the terms "Maximum Restricted Payment Amount" and "Minimum Consolidated Net Worth" on four occasions (the "Letter Amendments"). The Original Credit Agreement, as amended by the First Amendment, the Second Amendment, and the Letter Amendments shall be referred to as the "Existing Credit Agreement".

         E. The Borrower and the Foreign Borrowers have requested that the Required Banks agree to make certain additional amendments to the Existing Credit Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:


                                     PART I
                                  DEFINITIONS


         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings:

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Effective Date" shall have the meaning ascribed to such term in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part
II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1       Amendments to Existing Definitions in Section 1.1.
Section 1.1 of the Existing Credit Agreement is amended by revising each of the following definitions in the manner described below:

         (a) Applicable Percentage. The definition of the term "Applicable Percentage" is amended by substituting the following matrix for the one previously set forth in the definition of "Applicable Percentage" in the Existing Credit Agreement:


PRICING LEVEL     Rate Adjustment Ratio                   Applicable Percentage For
                                                          Eurocurrency Loans, Standby
                                                          Letter of Credit Fee and Trade
                                                          Letter of Credit Fee

I                 LESS THAN OR EQUAL TO                    1.0%
                  2.75


II                LESS THAN OR EQUAL TO 3.25 BUT          0.75%
                  GREATER THAN 2.75


III               GREATER THAN 3.25                       0.50%

         (b) The definition of the terms "Consolidated Net Income" and "Consolidated Net Loss" are amended to read in their entirety as follows:

                  "Consolidated Net Income" and "Consolidated Net Loss" mean, respectively, for any period, the aggregate net income (or net loss) of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP. There shall be excluded in computing Consolidated Net Income and Consolidated Net Loss, to the extent otherwise included therein, (i) any gain or loss which is treated as an extraordinary item under GAAP and any gain or loss from the sale of any asset other than a sale in the ordinary course of business, (ii) the income or loss of any Person (other than a Consolidated Subsidiary of the Borrower) in which any other Person (other than the Borrower or any of its Consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Consolidated Subsidiaries by such Person during such period, (iii) the income or loss of any Person accrued prior to the date it becomes a Consolidated Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Consolidated Subsidiaries or that Person's assets are acquired by the Borrower or any of its Consolidated Subsidiaries, (iv) the income of any Consolidated Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary (the only such restrictions as of the date hereof being those imposed by the corporate law of any such Subsidiary's state of incorporation), (v) the amortization of Excess Reorganization Value during such period as determined in accordance with GAAP, and (vi) the 2000 Restructuring Charges.

         (c) The definition of the term "Consolidated Net Worth" is amended to read in its entirety as follows:

                  "Consolidated Net Worth" means, as of any date, all amounts which would be included under stockholders' equity on a balance sheet of the Borrower and its Consolidated Subsidiaries determined as at such date on a consolidated basis in accordance with GAAP. There shall be excluded in computing Consolidated Net Worth (a) the amortization of Excess Reorganization Value since January 1, 1993 as determined in accordance with GAAP, (b) the effect of the Restructuring Charge, adjusted to reflect the tax effect of such charge, (c) any non-cash minimum pension liability adjustment determined in accordance with GAAP, without giving effect to any adjustment for minority interest in the cases of clauses (a) and (b) above, (d) the effect of the after-tax write-off of deferred financing fees and expenses related to the Original Credit Agreement (and each amendment or restatement thereof, including the 1994 Credit Agreement and this Credit Agreement, as amended), (e) the after-tax extraordinary expenses in 1998 and 1999 associated with the refinancing of the Borrower's 8-3/4% senior notes, its 9-3/8% senior subordinated debentures, its 9% sinking fund debentures and the Permitted Receivables Financing, and
         (f) the effect of the 2000 Restructuring Charge.

         (d) The definition of the term Maximum Restricted Payment Amount is amended to read in its entirety as follows:

                  "Maximum Restricted Payment Amount" means the sum of (i) $358,874,000, plus (ii) 50% of the Consolidated Net Income from and after September 30, 1999 until any relevant measurement date, plus
         (iii) the Net Cash Proceeds received by the Borrower from the exercise of stock warrants or options by current or former employees or directors of the Borrower in respect of Capital Stock of the Borrower from and after June 30, 1999.

         SUBPART 2.2       Addition of New Definitions in Section 1.1. Section
1.1 of the Existing Credit Agreement is further amended by adding each of the following new definitions in their appropriate alphabetical order:

                  (a) "2000 Restructuring Charge" means the following non-recurring charges, in the aggregate amount not in excess of $125,000,000, incurred, accrued or reserved by the Borrower or its Consolidated Subsidiaries during fiscal year 2000: (i) write-off of goodwill and other intangibles related to impaired assets; (ii) direct inventory write-offs and/or related increases in inventory reserves;
         (iii) write-offs of fixed assets and non- capitalized relocation charges; and (iv) without duplication, relocation, severance, unabsorbed overhead, and other costs related to the Borrower's restructuring, impairment charges and recapitalization plan as disclosed to the Agent and the Banks.

                  (b) "Balance Sheet Debt" means all Funded Indebtedness of the Borrower and the Consolidated Subsidiaries less any amount of any Indebtedness incurred and outstanding in relation to the Permitted Receivables Financing, any Guaranty Obligations, and any Letters of Credit (to the extent any such Indebtedness would otherwise constitute Funded Indebtedness).

         SUBPART 2.3       Amendment to Section 2.1(a). Section 2.1(a) of the
Existing Credit Agreement is amended to read in its entirety as follows:

         2.1      REVOLVING LOANS.

                  (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Bank severally agrees to make available to the Borrower such Bank's Revolving Commitment Percentage (as set forth on Schedule 2.1(a)) of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein; provided, however, that the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed (i) at any time prior to July 1, 2001, EIGHT HUNDRED MILLION DOLLARS ($800,000,000), (ii) from and after July 1, 2001, SEVEN HUNDRED TWENTY-FIVE MILLION DOLLARS ($725,000,000), and (iii) from and after July 1, 2002, SIX HUNDRED FIFTY MILLION DOLLARS ($650,000,000) (as such aggregate maximum amounts may be reduced from time to time as provided in Section 3.4, the "Revolving Committed

         Amount"); provided, further, (i) with regard to each Bank individually, such Bank's outstanding Revolving Loans shall not exceed such Bank's Revolving Commitment, (ii) with regard to the Banks collectively, the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of Competitive Loans plus the Dollar Amount of the aggregate outstanding principal amount of Foreign Currency Loans, plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurocurrency Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than eight (8) Eurocurrency Loans shall be outstanding under this Section 2.1 at any time (it being understood that, for purposes hereof, Eurocurrency Loans with different Interest Periods shall be considered as separate Eurocurrency Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurocurrency Loan with a single Interest Period). Revolving Loans may be repaid and reborrowed in accordance with the provisions hereof.

         SUBPART 2.4       Amendment of Section 7.11(a). Section 7.11(a) of the
Existing Credit Agreement is amended in its entirety to read as follows:

                  (a) Minimum Consolidated Net Worth. Have a Consolidated Net Worth as of the last day of each fiscal quarter of not less than
         (i) $20,000,000, (ii) increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending June 30, 1998, by an amount equal to forty percent (40%) of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended, and (iii) further increased on a cumulative basis by fifty percent (50%) of Consolidated Net Income (to the extent positive) for the period October 1, 1998 through September 30, 1999.

         SUBPART 2.5       Amendment of Section 7.11(c). Section 7.11(c) of the
Existing Credit Agreement is amended in its entirety to read as follows:

                  (c) Interest Coverage Ratio. Have at the end of each fiscal quarter an Interest Coverage Ratio which is not less than 2.00 to 1.00.

         SUBPART 2.6       Addition of New Section 7.11(d). Section 7.11 of the
Existing Credit Agreement is further amended by adding a new subsection (d) which reads in its entirety as follows:

                  (d) Balance Sheet Debt to Consolidated EBITDA Ratio. Have at the end of each fiscal quarter a ratio of Balance Sheet Debt on such date to Consolidated EBITDA for the four (4) fiscal quarters ending on such date of (i) not more than 4.85 to 1.0 from and after December 31, 2000, and (ii) not more than 4.50 to 1.0 from and after December 31, 2001.

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1       Effective Date. The amendments effected by this
Agreement shall be and become effective as of the date hereof when (i) all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and
(ii) the Required Banks, the Borrower, and the Foreign Borrowers shall have duly executed counterparts of this Agreement and provided original copies thereof to the Agent.

                  SUBPART 3.1.1.    Closing Certificate. The Agent shall have
received a certificate from the Borrower and the Foreign Borrowers certifying that (i) no Default or Event of Default exists as of the Effective Date, and
(ii) the representations and warranties of the Borrower and the Foreign Borrowers made in or pursuant to the Credit Documents are true in all material respects on and as of the Effective Date.

                  SUBPART 3.1.2.    Guarantors Consent.  Each of the Guarantors
shall have executed the Consent included in the signature pages of this Agreement, and the Agent shall have received such Consent executed by each Guarantor.

                  SUBPART 3.1.3.    Corporate Action. The Borrower shall deliver
to the Agent certified copies of all corporate action taken by each Credit
Party approving this Agreement and each of the documents executed and delivered in connection herewith (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of each Credit Party adopted in respect of the transactions contemplated by this Agreement.)

                  SUBPART 3.1.4.    Documentation. The Existing Banks and the
Agent shall have received all information, and such counterpart originals or such certified or other copies of such originals, as they may reasonably request, together with the legal opinion of counsel to the Borrower in form and content reasonably satisfactory to the Agent and its counsel. All legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to the counsel for the Agent.

                  SUBPART 3.1.5.    Amendment Fee. An amendment fee of 25 basis
points ($2,000,000) of the Revolving Committed Amount shall be paid pro rata to those Banks executing and delivering this Agreement to the Agent prior to the deadline established by the Agent for the receipt thereof.

                                    PART IV
                                 MISCELLANEOUS

         SUBPART 4.1       Cross-References. References in this Agreement to any
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 4.2       Instrument Pursuant to Existing Credit Agreement.
This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3       Credit Documents. Each of the Borrower and the
Foreign Borrowers hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, except as amended hereby, except that, on and after the Effective Date, references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4       Representations and Warranties. Each of the Borrower
and the Foreign Borrowers hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement,
(iii) it has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, (iv) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date or those which relate to specific schedules, the changes to which do not represent a Material Adverse Effect), (v) no event of default under any other agreement, document or instrument to which it is a party will occur as a result of the transactions contemplated hereby, and (vi) as of the date of this Agreement, no Event of Default or Defaults exists.

         SUBPART 4.5       Costs and Expenses. The Borrower hereby agrees to pay
on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Banks and the Agent hereunder.

         SUBPART 4.6       Counterparts, Effectiveness, Etc. This Agreement may
be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7       Captions. The captions in this Agreement are inserted
only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 4.8       Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9       Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


THE BORROWER:                            WESTPOINT STEVENS INC.,
                                         a Delaware corporation


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


THE FOREIGN BORROWERS:                   WESTPOINT STEVENS (UK) LIMITED


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                         WESTPOINT STEVENS (EUROPE)
                                         LIMITED


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------



THE BANKS:                                        BANK OF AMERICA, N.A.,
                                         individually in its capacity as a
                                         Bank and in its capacity as
                                         Agent


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------




                             [Signatures Continued]

                                         BANK ONE, N.A.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         THE BANK OF NEW YORK


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         SCOTIABANC INC.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         WACHOVIA BANK, N.A.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------



                             [Signatures Continued]

                                         SOCIETE GENERALE

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         ABN AMRO BANK, N.V.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         SUNTRUST BANK, ATLANTA


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         FIRST UNION NATIONAL BANK


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         FLEET BANK, N.A.


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                             [Signatures Continued]

                                         AMSOUTH BANK


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEENBANK B.A.,

                                         "Rabobank Nederland", New York Branch


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------

                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------


                                         NATIONAL WESTMINSTER BANK PLC


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                               --------------------------



                             [Signatures Continued]

                              CONSENT TO AGREEMENT

         Each of the undersigned Subsidiary Guarantors, as a party to one or more of the Credit Documents, hereby acknowledges the execution and delivery of the Second Amendment Agreement dated as of May __, 2000, hereby confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder. This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

                                    WEST POINT-PEPPERELL ENTERPRISES, INC.

                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    J. P. STEVENS & CO., INC.


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    J. P. STEVENS ENTERPRISES, INC.


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    WESTPOINT STEVENS STORES, INC.


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    LIEBHARDT, INC.


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------